News Release JLL Provides Business Update and 2025 Financial Targets CHICAGO, Nov. 16. 2022 – Jones Lang LaSalle Incorporated (NYSE:JLL) is hosting an Investor Briefing today, during which members of JLL’s global leadership team, including CEO Christian Ulbrich and CFO Karen Brennan, will provide insight into JLL’s long-term growth strategy and 2025 financial targets. As part of today’s Investor Briefing, JLL is setting 2025 consolidated financial targets. 2025 Fee Revenue is currently expected to be in the range of $10 billion to $11 billion and 2025 Adjusted EBITDA margin is currently expected to be in the range of 16% to 19%. In addition, JLL is currently expecting to operate within a Net Debt to Adjusted EBITDA leverage range of 0.0x to 2.0x. "Our global scale, best-in-class technology and deep industry knowledge provide the foundation for long- term profitable growth," said Christian Ulbrich, JLL CEO. “The commercial real estate industry is being shaped by the rapid adoption of technology and an increased focus on sustainability. JLL is uniquely positioned to take advantage of these trends and shape the future of real estate for a better world.” The Investor Briefing will begin at 9:00 a.m. ET and conclude at approximately noon ET. Additional details and a live video webcast of the event will be available on JLL's Investor Relations website at http://ir.jll.com. A replay of the webcast will also be available following the event on the Investor Relations website. For further information, please contact JLL's Investor Relations department at: JLLInvestorRelations@am.jll.com. – ends – About JLL JLL (NYSE: JLL) is a leading professional services firm that specializes in real estate and investment management. JLL shapes the future of real estate for a better world by using the most advanced technology to create rewarding opportunities, amazing spaces and sustainable real estate solutions for our clients, our people and our communities. JLL is a Fortune 500 company with annual revenue of $19.4 billion, operations in over 80 countries and a global workforce of more than 102,000 as of September 30, 2022. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit ir.jll.com. Connect with us Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements Statements in this news release regarding, among other things, JLL’s 2025 financial targets and long-term growth strategy are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors, the occurrence of which are outside JLL's control which may cause JLL's actual results, performance, achievements, plans, and objectives to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL's business in general, please refer to those factors discussed under "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in JLL's filed Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, June 30, 2022, September 30, 2022, and other reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in expectations, assumptions or results, new information, or any change in events. Statements in this news release includes a discussion of forward-looking non-GAAP financial measures. Reconciliation of forward-looking non-GAAP measures to their most directly comparable GAAP measure is not available without unreasonable effort because we cannot predict the components required to provide such a reconciliation with sufficient certainty, including gross contract costs, restructuring and acquisition charges, net non- cash MSR and mortgage banking derivative activity, and other potential non-GAAP adjusting items which could be significant to our results. Such forward-looking measures we are unable to reconcile include the 2025 targets for fee revenue, adjusted EBITDA, adjusted EBITDA margin and leverage (Net debt to adjusted EBTIDA). Contact: Gayle Kantro Phone: +312 228 2795 Email: gayle.kantro@jll.com